                            -----------------------
                                MAIRS AND POWER
                               GROWTH FUND, INC.
                            -----------------------

1ST QUARTER REPORT
March 31, 2005


To Our Shareholders:                                                May 24, 2005

FIRST QUARTER RESULTS

The Growth Fund struggled along with the overall stock market during the first quarter in response to growing uncertainty over the future rate of economic growth caused by a number of factors including rising oil prices, the widening trade deficit and increasing short-term interest rates. The Fund suffered a disappointing negative 2.4% total investment return in comparison to fairly similar respective negative returns of 2.1% and 2.2% for the Dow Jones Industrial Average and Standard & Poor's 500 Stock Index during the period. The Fund also slightly under-performed a negative 2.2% average return for a peer group universe of 729 multicap core funds as measured by Lipper.

Although somewhat disappointing, the domestic economy still performed reasonably well during the first quarter showing a 3.1% annual rate of real Gross Domestic Product growth. Consumer spending growth slowed to a 3.5% rate from 4.2% in the fourth quarter, while business investment slipped even more to a 4.6% rate from an unusually strong 14.5% in the final quarter. However, the overall figures would have looked much better if a negative 1.5% adjustment for the expanding trade deficit were removed from the picture. The strength in corporate profit growth continued to surprise most observers, with an increase for S & P 500 companies estimated to be in the area of 14%.

While the Federal Reserve continued to increase short-term interest rates, longer term rates remained surprisingly stable as investors seemed to ignore some signs of growing inflationary pressures. In this regard, the first quarter GDP price index increased at a faster than expected 3.1% annual rate. While some might argue that the recent increase was due primarily to non-recurring increases in food and energy, the "core rate", which excludes food and energy, has also been on the rise albeit at a somewhat slower rate of increase.

Turning to the stock market, the best performing sectors included those related to energy (oil and gas production, oil and gas field equipment and services and electric utilities) and certain other areas which have shown pricing power (chemicals, construction materials, rails and trucking). The poorest performing sectors seemed to include those more closely tied to the business cycle (consumer discretionary, capital spending, and technology) and interest rate sensitive groups (financials). Among the various holdings in the Fund, Toro (+8.8%), Graco (+8.1%) and Smucker (J.M.) Co. (+6.9%) performed the best while ADC Telecommunications (-25.7%), TCF Financial (-15.5%) and MTS Systems (-14.1%) performed the worst.

FUTURE OUTLOOK

Prospects for the overall economy remain favorable with GDP growth forecasted to continue in the 3-4% range over the near term. Consumer spending should continue to grow at least as fast as the 3.5% rate in evidence during the first period with further income and job growth along with indications of some stabilization in the price of oil. Business spending is also expected to continue increasing in line with the first quarter rate of 4.6% in light of past periods of under-spending and the ever present need to remain competitive. Although the growth in the trade deficit is worrisome, a weaker dollar should begin to narrow the gap at some point in the not too distant future. If our forecast for economic growth proves to be accurate, corporate profits should continue advancing at an above-trend rate of near 10%.

While longer term interest rates should begin to reflect a higher rate of inflation at some point, the magnitude of any increase over the near term is expected to be relatively moderate given the on-going heavy demand for dollar denominated debt instruments from both domestic and foreign investors. The Fed is expected to continue its program of gradually increasing short-term interest rates as long as inflationary pressures continue to build and economic growth remains intact.

We believe the outlook for the stock market continues to be positive given our forecast for above average corporate profit growth and the likelihood of only a moderate increase in interest rates in the months ahead. Valuation levels also appear reasonable with the S & P 500 selling at approximately 16x estimated 2005 earnings.

                                                                William B. Frels
                                                                       President

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2005

  NUMBER OF SHARES                           COMMON STOCKS                                MARKET VALUE
----------------------------------------------------------------------------------------------------------
                       BASIC INDUSTRIES 11.9%
           2,040,000   Bemis Company, Inc.                                            $         63,484,800
           2,110,000   Ecolab Inc.                                                              69,735,500
           2,000,000   H. B. Fuller Company                                                     58,000,000
           1,584,000   The Valspar Corporation                                                  73,719,360
                                                                                      --------------------
                                                                                               264,939,660
                                                                                      --------------------
                       CAPITAL GOODS 11.6%
           2,230,000   Donaldson Company, Inc.                                                  71,984,400
           1,793,993   Graco Inc.                                                               72,405,557
           1,340,000   MTS Systems Corporation                                                  38,900,200
           1,920,000   Pentair, Inc.                                                            74,880,000
                                                                                      --------------------
                                                                                               258,170,157
                                                                                      --------------------
                       CONSUMER CYCLICAL 8.7%
             720,000   Briggs and Stratton Corporation                                          26,215,200
           1,940,000   Target Corporation                                                       97,038,800
             787,600   The Toro Company                                                         69,702,600
                                                                                      --------------------
                                                                                               192,956,600
                                                                                      --------------------
                       CONSUMER STAPLE 9.9%
           1,500,000   General Mills, Inc.                                                      73,725,000
           1,980,000   Hormel Foods Corporation                                                 61,597,800
             133,984   Smucker (J. M.) Co.                                                       6,739,395
           2,350,000   SUPERVALU Inc.                                                           78,372,500
                                                                                      --------------------
                                                                                               220,434,695
                                                                                      --------------------
                       DIVERSIFIED 7.1%
           1,900,000   General Electric Company                                                 68,514,000
           1,060,000   3M Company                                                               90,831,400
                                                                                      --------------------
                                                                                               159,345,400
                                                                                      --------------------
                       FINANCIAL 16.5%
             920,000   Associated Banc-Corp.                                                    28,731,600
             700,000   Principal Financial Group, Inc.                                          26,943,000
           1,280,000   St. Paul Travelers Companies, Inc.                                       47,014,400
           2,960,000   TCF Financial Corporation                                                80,364,000
           2,810,000   U.S. Bancorp                                                             80,984,200
           1,730,000   Wells Fargo & Company                                                   103,454,000
                                                                                      --------------------
                                                                                               367,491,200
                                                                                      --------------------
                       HEALTH CARE 17.8%
           1,550,000   Baxter International Inc.                                                52,669,000
           1,010,000   Johnson & Johnson                                                        67,831,600
           1,770,000   Medtronic, Inc.                                                          90,181,500
             600,000   Merck & Co.                                                              19,422,000
           2,470,000   Pfizer Inc.                                                              64,886,900
           1,540,000   St. Jude Medical, Inc. *                                                 55,440,000
             550,000   SurModics, Inc. *                                                        17,550,500
             715,500   Techne Corporation *                                                     28,748,790
                                                                                      --------------------
                                                                                               396,730,290
                                                                                      --------------------

  NUMBER OF SHARES                           COMMON STOCKS                                MARKET VALUE
----------------------------------------------------------------------------------------------------------
                       TECHNOLOGY 12.4%
           5,000,000   ADC Telecommunications, Inc. *                                 $          9,950,000
           2,880,000   Ceridian Corporation *                                                   49,104,000
           1,280,000   Corning Incorporated *                                                   14,246,400
           1,287,030   eFunds Corporation *                                                     28,726,510
           1,190,000   Emerson Electric Co.                                                     77,266,700
           1,590,000   Honeywell International Inc.                                             59,163,900
           1,580,000   Intel Corporation                                                        36,703,400
                                                                                      --------------------
                                                                                               275,160,910
                                                                                      --------------------
                       UTILITIES 0.8%
             500,000   Verizon Communications Inc.                                              17,750,000
                                                                                      --------------------
                       TOTAL COMMON STOCKS 96.7%                                             2,152,978,912

                       SHORT TERM INVESTMENTS 3.5%
          68,137,517   First American Prime Obligation Fund Class I                             68,137,517
          10,811,038   Merrill Lynch Institutional Money Market Fund                            10,811,038
                                                                                      --------------------
                                                                                                78,948,555
                                                                                      --------------------

                       TOTAL INVESTMENTS 100.2%                                              2,231,927,467

                       OTHER ASSETS AND LIABILITIES (NET) -0.2%                                 (5,627,867)
                                                                                      --------------------

                       NET ASSETS 100%                                                $      2,226,299,600
                                                                                      ====================

*Non-income producing

As of March 31, 2005, the cost of investments for federal income tax purposes was $1,676,767,280. Net unrealized appreciation on investments aggregated $555,160,186 of which $592,963,616 related to appreciated investment securities and $37,803,430 related to depreciated investment securities.

The financial information in the Schedule of Investments has been taken from the records of the Fund and has not been audited by our independent registered public accounting firm who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent registered public accounting firm as of the close of the calendar year.

STATEMENT OF NET ASSETS                                        AT MARCH 31, 2005

ASSETS
Investments at market value (cost $1,597,818,726)                                  $    2,152,978,912
Cash                                                                                       78,948,554
Dividends receivable                                                                        2,507,643
Receivables for securities sold, not yet delivered                                            995,585
Prepaid expense                                                                               142,091
                                                                                   ------------------
                                                                                        2,235,572,785
LIABILITIES
Accrued investment management fee                                $     1,115,632
Accrued fund administration fee                                           18,747
Accrued custodian and transfer agent fee                                 163,484
Payable for securities purchased, not yet received                     7,975,322            9,273,185
                                                                 ---------------   ------------------
NET ASSETS
Equivalent to $68.67 per share on 32,419,294 shares outstanding                    $    2,226,299,600
                                                                                   ==================

STATEMENT OF CHANGES IN NET ASSETS     FOR THE THREE MONTHS ENDED MARCH 31, 2005

NET ASSETS, December 31, 2004                                                      $    2,058,210,026
Net investment income, per statement below                       $     5,746,651
Distribution to shareholders                                                 (17)           5,746,634
                                                                 ---------------
Fund shares issued and repurchased:
  Received for 3,680,655 shares issued                               253,677,601
  Paid for 526,764 shares repurchased                                (36,225,412)         217,452,189
                                                                 ---------------
Decrease in unrealized net appreciation of investments                                    (56,017,600)
Net gain realized from sales of securities                                                    908,351
                                                                                   ------------------
NET ASSETS, March 31, 2005                                                         $    2,226,299,600
                                                                                   ==================

STATEMENT OF NET INVESTMENT INCOME     FOR THE THREE MONTHS ENDED MARCH 31, 2005

INVESTMENT INCOME
Dividends                                                                          $        9,423,292
Other income                                                                                      421
                                                                                   ------------------
                                                                                            9,423,713
EXPENSES
Investment management fee (Note A)                               $     3,140,896
Fund administration fee (Note A)                                          52,348
Fees and expenses of custodian, transfer agent and
  dividend disbursing agent (Note A)                                     228,137
Legal and auditing fees and expenses                                      14,206
Insurance                                                                 11,506
Other Fees and Expenses                                                  229,969            3,677,062
                                                                 ---------------   ------------------
NET INVESTMENT INCOME                                                              $        5,746,651
                                                                                   ==================

NOTE A: The investment management fee was paid to Mairs and Power, Inc. for its services as investment manager pursuant to an advisory agreement approved by the shareholders of the Fund in July 2004. The management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets.

The fund administration fee was paid to Mairs and Power, Inc. for certain fund administration expenses, such as general fund management, assistance with regulatory compliance, coordination of accounting and tax reporting, pursuant to a fund administration service agreement approved by the Directors of the Fund.

The owners of Mairs and Power, Inc. include William B. Frels who is a director and officer of the Fund, and other individuals who are officers of the Fund.

The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $34,200 in compensation for meetings attended during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2005 aggregated $216,581,256 and $2,076,852, respectively.

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                          ------------------------------------------
                                                                       DISTRIBUTIONS      DIVIDENDS
                                                                        OF REALIZED       FROM NET
                        SHARES          TOTAL NET         NET ASSET     SECURITIES       INVESTMENT
       DATES          OUTSTANDING         ASSETS            VALUE         GAINS            INCOME
   -------------      -----------     ---------------     ---------    -------------     -----------
   Dec. 31, 1985        1,713,476     $    21,553,457     $  12.58        $  0.43         $  0.23
   Dec. 31, 1986        1,787,700          22,235,453        12.44           1.37            0.20
   Dec. 31, 1987        1,828,278          19,816,097        10.84           1.15            0.24
   Dec. 31, 1988        1,858,078          20,630,251        11.11           0.61            0.21
   Dec. 31, 1989        1,733,168          22,630,081        13.06           0.92            0.22
   Dec. 31, 1990        1,734,864          22,501,587        12.97           0.35            0.21
   Dec. 31, 1991        1,808,046          31,440,529        17.39           0.79            0.20
   Dec. 31, 1992        1,913,628          34,363,306        17.96           0.58            0.20
   Dec. 31, 1993        2,012,570          39,081,010        19.42           0.61            0.22
   Dec. 31, 1994        2,128,038          41,889,850        19.69           0.49            0.33
   Dec. 31, 1995        2,490,650          70,536,880        28.32           0.76            0.28
   Dec. 31, 1996        4,322,492         150,161,759        34.74           0.70            0.36
   Dec. 31, 1997        9,521,030         412,590,619        43.34           0.96            0.39
   Dec. 31, 1998       12,525,664         580,460,523        46.34           0.68            0.36
   Dec. 31, 1999       11,771,794         546,836,085        46.46           2.74            0.47
   Dec. 31, 2000       10,891,038         581,668,419        53.41           4.82            0.55
   Dec. 31, 2001       12,490,964         679,026,689        54.36           2.00            0.51
   Dec. 31, 2002       17,263,254         850,301,939        49.26           0.24            0.45
   Dec. 31, 2003       21,472,784       1,307,763,131        60.90           0.77            0.53
   Dec. 31, 2004       29,265,403       2,058,210,026        70.33           0.82            0.68
   Mar. 31, 2005       32,419,294       2,226,299,600        68.67              -               -

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

      THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31,
                              2005) ARE AS FOLLOWS:

       1 YEAR: + 9.9%         5 YEARS: + 12.3%         10 YEARS: + 16.5%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
  WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF
                                  FUND SHARES.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND


                               INVESTMENT MANAGER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                         St. Paul, Minnesota 55101-1363
                               Phone: 651-222-8478


             FOR ANY SHAREHOLDER INQUIRIES AND ACCOUNT INFORMATION,
                               CALL 1-800-304-7404

                                  OR WRITE TO:

                               (VIA REGULAR MAIL)
                      c/o U. S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                         (VIA OVERNIGHT OR EXPRESS MAIL)
                      c/o U. S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                               Milwaukee, WI 53202


                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                             OFFICERS AND DIRECTORS

William B. Frels, President & Director        Charlton Dietz, Chair and Director
Jon A. Theobald, Secretary                    Norbert J. Conzemius, Director
Peter G. Robb, Vice-President                 Charles M. Osborne, Director
Lisa J. Hartzell, Treasurer                   Edward C. Stringer, Director

                                 MAIRS AND POWER
                                   GROWTH FUND